EXHIBIT 10.16


                            NOTE CONVERSION AGREEMENT


         THIS NOTE CONVERSION AGREEMENT (the "Agreement") dated as of May ____, 1999, by and between United Shipping & Technology, Inc., a Utah corporation (the "Company"), and ____________ (the "Investor"), an individual whose business address is _________________.

         WHEREAS, on February 26, 1999, pursuant to that certain Note Agreement between Company and Investor (the "Note Agreement"), the Company sold to Investor an investment unit (the "Unit"), comprised of (i) $250,000 principal amount of the corporation's unsecured promissory note (the "Note") payable in 180 days, (ii) in lieu of interest on the Note, a warrant to purchase 3,850 shares of its $0.004 par value common stock (the "Common Stock") at a purchase price of $3.25 per share, for a period of 5 years, and (iii) in lieu of interest on the Note, a warrant to purchase 11,150 shares of its Common Stock at a purchase price of $3.75 per share, for a period of 5 years (collectively, the "Warrants"); and

         WHEREAS, it is desirable for this corporation to convert the Note into shares of Common Stock in accordance with the terms and conditions of this Agreement;

         NOW THEREFORE, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Conversion of Loan/ Cancellation of Promissory Note. The Investor agrees that the $250,000 indebtedness represented by the Note shall be cancelled and converted into 100,000 shares of Common Stock at a price of $2.50 per share (the "Shares") upon Investor's (a) execution and delivery of a Subscription Agreement to that effect in form satisfactory to Company and its counsel, (b) delivery to the Company of the original Note marked "paid in full" and signed by Investor, and (c) delivery to the Company of the original Note Agreement. Upon acceptance of said Subscription Agreement by Company and delivery of the original Note, Company shall cause a certificate for the Shares to be issued to Investor as soon as practicable, said Shares issued to Investor to be fully paid and nonassessable.

         2. Warrants. Notwithstanding the cancellation of the Note and issuance of the Shares, the Warrants issued to Investor in lieu of interest on the Note shall remain valid and in full force and effect, in accordance with their terms.

         3. Use of Funds. Upon issuance of the Shares, and except with regard to the representations and warranties of the Investor which shall remain in force, the Note Agreement shall become null and void and of no further force or effect, and all restrictions on the use of the funds shall cease.

         4. Other.



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         (a)      This Agreement, including the appendices attached hereto,
                  constitutes the entire agreement of the parties relative to the subject matter hereof and supersedes any and all other agreements and understandings, whether written or oral, relative to the matters discussed herein.

         (b) This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota, without regard to conflicts of laws principles.

         (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date set forth above.

INVESTOR:                               UNITED SHIPPING & TECHNOLOGY, INC.


                                        By
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Print Full Name                                  Peter C. Lytle
                                                 Chief Executive Officer


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Signature



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Address



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Telephone Number



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Social Security Number



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